VistaGen®
Therapeutics

Corporate Presentation

NobleCon14

January 29, 2018

www.vistagen.com

Nasdaq: VTGN

DEVELOPING NEW GENERATION MEDICINES FOR DEPRESSION AND OTHER CNS DISORDERS

Forward-looking Statements


VistaGen®
Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2017, filed with the Securities and Exchange Commission (SEC) on June 29, 2017, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

www.vistagen.com

VistaGen Overview

NASDAQ: VTGN

Clinical-stage, CNS-focused, emphasis on depression, pain and Parkinson's disease levodopa-induced dyskinesia (PD LID)

AV-101, oral new generation antidepressant; new non-opioid alternative for neuropathic pain

Phase 2 in depression ongoing in 2018; Phase 2 in pain and PD LID in 2019

Potentially transformative clinical catalysts in 2018 and 2019

Strong long term support from NIH

Experienced teams leading execution

VistaGen® Therapeutics

Major Depressive Disorder (MDD)

SUBSTANTIAL MARKET WITH GROWING UNMET NEED

OVER
300 MILLION
PEOPLE WORLDWIDE SUFFER FROM DEPRESSION[1]

1 in 10 in U.S. Over Age 12 Takes an Antidepressant[2]

Global Depression Market is Expected to Grow[3]

$14.5B
2014

$17 Billion+
2020

U.S. Drug-Treated MDD Market is Substantially Underserved[4,5]

11.6M
U.S. Drug-Treated Patients with MDD

INITIAL AV-101 TARGET MARKET

7.3M
U.S. Patients with Inadequate Response to Initial MDD Therapy
63% Treated with 2nd Line Therapy

5.1M
U.S. Patients with Inadequate Response to MDD Therapy
44% Treatment-Resistant after 2nd Line Therapy

1: World Health Organization; 2: U.S. National Institutes of Mental Health; 3: Zion Research: Depression Drug Market: April 2016, 4: Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study), 5: Decision Resources 2016

www.vistagen.com

VistaGen® Therapeutics

Current FDA-Approved Drug Treatments for MDD

PROBLEMS WITH CURRENT ANTIDEPRESSANTS AND ADJUNCTIVE ATYPICAL ANTIPSYCHOTICS

PROZAC fluoxetine hydrochloride | Zoloft (sertraline HCl) | Cymbalta duloxetine HCl

Current Antidepressants

- **Often do not work**
  - Initial treatment effective in only 1 of 3 patients
- **Slow to work**
  - May take 4 to 6 weeks or more to achieve antidepressant effects
- **Side-effects**
  - Anxiety, decreased libido, nausea, sleep, disturbances, weight gain and more

ABILIFY (aripiprazole) | REXULTI brexpiprazole tablets | Seroquel

Current Adjunctive Atypical Antipsychotics

- **Limited efficacy**
  - Only 10 to 20% of MDD patients respond
- **Side effects**
  - Weight gain, metabolic syndrome, tardive dyskinesia, sedation, cognitive impairment
- **Safety concerns**
  - "Black Box" warnings - mortality in elderly, cardiovascular complications, convulsions, stroke

www.vistagen.com

Current MDD Drug Treatment Paradigm

VistaGen® Therapeutics


FIRST LINE
SSRI/SNRI
4-6 Weeks or more
SECOND LINE
SSRI/SNRI
4-6 Weeks or more
THIRD LINE
SSRI/SNRI
4-6 Weeks or more
Adjunctive Atypical Antipsychotics

VistaGen® Therapeutics

Initial Target in Current MDD Drug Treatment Paradigm

AV-101'S INITIAL FIT, AS A NEW GENERATION ADJUNCTIVE THERAPY

FIRST LINE

SSRI/SNRI
4-6 Weeks or more

SECOND LINE

SSRI/SNRI
4-6 Weeks or more

THIRD LINE

SSRI/SNRI
4-6 Weeks or more

AV-101

Adjunctive Atypical Antipsychotics

Initial Objective - Displace Adjunctive Atypical Antipsychotics in the MDD Drug Treatment Paradigm

VistaGen® Therapeutics

Ketamine is Driving a Paradigm Shift in the Treatment of MDD



NIH National Institute of Mental Health

"Recent data suggest that ketamine, given intravenously, might be the most important breakthrough in antidepressant treatment in decades."

Thomas Insel

Former Director - U.S. National Institute of Mental Health[1]

1: http://www.nimh.nih.gov/about/director/2014/ketamine.shtml

VistaGen Therapeutics

The Ketamine Story

A PARADIGM SHIFT TOWARDS NEW GENERATION ANTIDEPRESSANTS


Ketamine HCl
Injection, USP
500 mg per 10 mL
(50 mg/mL)

FDA-approved anesthetic

Currently, only available by injection

Popular Club Drug: "Special K"

NUMEROUS SAFETY CONCERNS: confusion, dissociation, hallucinations, dizziness, increased blood pressure and heart rate, abuse potential

- **MOA is fundamentally different from all FDA-approved antidepressants and adjunctive atypical antipsychotics**
- Clinical studies at the NIMH and academic research centers in treatment-resistant MDD patients had game-changing results

NIMH's Breakthrough Ketamine Study in Treatment-resistant MDD

ANTIDEPRESSANT EFFECTS WITHIN 1 DAY OF A SINGLE TREATMENT

Responder[¥] Rates at 1 Day with Ketamine in Treatment-resistant MDD

[¥] Proportion of patients with treatment-resistant MDD with at least 50% improvement in depression rating


80%
70%
60%
50%
40%
30%
20%
10%
0%
% Response Ketamine
% Response Placebo
35%
6%
53%
6%
71%
0%
80 Minutes
110 Minutes
1 Day

[¥]Zarate, C. A., Jr., et al. (2006) "A randomized trial of an N-methyl-D-aspartate antagonist in treatment-resistant major depression." Arch Gen Psychiatry 63:856-864.

Also see:

- Murrough, J. W., et al. (2013) "Antidepressant efficacy of ketamine in treatment-resistant major depression: a two-site randomized controlled trial." Am J Psychiatry 170:1134-1142.
- Zarate, C. A., Jr., et al. (2012) "Replication of ketamine's antidepressant efficacy in bipolar depression: a randomized controlled add-on trial." Biol Psychiatry 71:939-946.

Ketamine offers new hope for MDD patients, but is it a long-term solution?

VistaGen® Therapeutics

"Club Drug Ketamine **Provides Hope** in Fight Against Depression"

TIME

"Drugs to Lift Depression **in Hours** Rather Than Weeks"

THE WALL STREET JOURNAL.

AV-101 (4-Chlorokynurenine)

POTENTIAL KETAMINE-LIKE NEW GENERATION TREATMENT FOR MDD



S
M
T
W
T
F

ORAL

- Prodrug, rapidly absorbed through the gut, actively transported into the brain, converted into it active metabolite, which binds to NMDA receptors

FAST-ACTING, KETAMINE-LIKE ANTIDEPRESSANT EFFECTS, WITHOUT KETAMINE'S SAFETY CONCERNS

- Inhibits NMDAR activity through Gly_B site binding; ketamine blocks the ion channel of NMDAR and induces psychotomimetic side effects
- Like ketamine, AV-101 demonstrates fast-acting antidepressant effects in rodent models via upregulation of AMPA receptors
- Well-tolerated in two NIH-funded Phase 1 safety studies
- Currently in Phase 2 clinical development
- Drug-drug interaction and "Black Box" metabolic effects not anticipated

AV-101's Mechanism of Action

AV-101'S ACTIVE METABOLITE (7-Cl-KYNA) INHIBITS NMDA RECEPTOR ACTIVITY


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
Classic channel-blocking antagonist:
Ketamine
Lanicemine
Phencyclidine
7-Cl-KYNA
(full antagonist)
Active metabolite
Prodrug
AV-101
L- 4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)

AV-101 vs. Ketamine

PRECLINICAL EVIDENCE OF KETAMINE-LIKE ANTIDEPRESSANT EFFECTS WITHOUT KETAMINE-LIKE SAFETY CONCERNS

The Journal of Pharmacology and Experimental Therapeutics

"The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/Glycine$_B$-Site Inhibition"

Panos Zanos, Sean C. Piantadosi, Hui-Qiu Wu, Heather J. Pribut, Matthew J. Dell, Adem Can, H. Ralph Snodgrass, Carlos A. Zarate, Jr., Robert Schwarcz, and Todd D. Gould


The Journal of PHARMACOLOGY And Experimental Therapeutics
The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition
Panos Zanos, Sean C. Piantadosi, Hui-Qiu Wu, Heather J. Pribut, Matthew J. Dell, Adem Can, H. Ralph Snodgrass, Carlos A. Zarate, Jr., Robert Schwarcz, and Todd D. Gould
ABSTRACT
Introduction

VistaGen® Therapeutics

AV-101 vs. Ketamine in Published Preclinical Studies

VistaGen® Therapeutics

Benefits	AV-101	Ketamine
Forced-swim	EQUIVALENT	
Tail-suspension	EQUIVALENT	
Learned-helplessness	EQUIVALENT	
Novelty-suppressed feeding	EQUIVALENT	

Negative Behavioral Effects	AV-101	Ketamine
Abusive potential	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

Zanos, P., et al. (2015). "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." J Pharmacol Exp Ther 355(1): 76-85.

VistaGen® Therapeutics

NIH Support for AV-101

VALUABLE LONG-TERM RELATIONSHIP AND SUPPORT FOR AV-101 DEVELOPMENT

Direct funding for AV-101 Preclinical and Phase 1

$8.8 million in direct non-dilutive cash awards for support of AV-101 preclinical development and first-in-human Phase 1 clinical safety studies

Clinical and financial support for AV-101 Phase 2

Fully funding, and Dr. Carlos Zarate, Jr. as Principal Investigator is conducting, a small (n=~20) Phase 2 MDD monotherapy clinical study in treatment-resistant MDD patients

NIH National Institute of Mental Health



NIH and Dr. Zarate continue to drive the paradigm shift to new generation antidepressants

VistaGen® Therapeutics

NIH-Sponsored AV-101 Phase 1 Safety Studies

NO KETAMINE-LIKE SAFETY CONCERNS

AV-101 Phase 1a Study

- Randomized, double-blind, placebo-controlled
- Single oral dose with sequential dose-escalation
- Six single dose levels: 30, 120, 360, 720, 1,080, 1,440 mg
- 36 subjects: 18 treatment and 18 placebo; 6 per cohort

RESULTS

- Well-tolerated, even at maximum dose; good bioavailability; no serious adverse events
- At higher doses, some subjects on AV-101 (none on placebo) reported positive feelings of well-being similar to antidepressant effects reported with ketamine, without ketamine's side-effects

AV-101 Phase 1b Study

- Randomized, double-blind, placebo-controlled
- Multiple oral dose (daily/14 days), sequential dose-escalation
- Three dose levels: 360, 1,080 and 1,440 mg
- 48 subjects: 36 treatment and 12 placebo; 16 per cohort

RESULTS

- Well-tolerated, even at maximum dose; good bioavailability; no serious adverse events
- Multiple subjects on AV-101 (none on placebo) reported positive feelings of well-being similar to antidepressant effects reported with ketamine, without ketamine's side-effects

NIMH-Sponsored AV-101 Phase 2 Monotherapy Study

MDD ORAL MONOTHERAPY

VistaGen® Therapeutics

Principal Investigator:

Dr. Carlos Zarate, Jr., NIMH

- Single site: NIMH
- Double-blind, placebo-controlled, crossover design
- Single oral dose monotherapy, in treatment-resistant MDD patients, once per day for 14 days
- Target enrollment: ca. 20 adult subjects

Primary Endpoint:
Safety and efficacy using standard Hamilton Rating Scale (HDRS)

Secondary Endpoints:
Change from baseline in other widely-accepted measures of mood, depression and cognition

MDD Monotherapy → H2 2017 → H1 2018 → H2 2018

NIMH completion expected

www.vistagen.com

VistaGen® Therapeutics

AV-101 Phase 2 Adjunctive Treatment Study

NEW GENERATION ORAL ADJUNCTIVE TREATMENT FOR INADEQUATE SSRI/SNRI MONOTHERAPY

Principal Investigator:

Dr. Maurizio Fava, Harvard University

- Projected enrollment: ~180 patients
- Double-blind, placebo-controlled, 2-Stage Sequential Parallel Comparison Design (SPCD)
- **Objective:** assess efficacy and safety of AV-101 + standard antidepressants in MDD patients with an inadequate response to standard antidepressants
- Single oral dose, once per day for 14 days
- Projected launch and completion in 2018

Primary Endpoint:
Efficacy demonstrated by a decrease on the Montgomery-Asberg Depression Rating Scale

Secondary Endpoints:
Additional widely-accepted measures of mood, depression and cognition


MDD Adjunctive Therapy
H2 2017
H1 2018
H2 2018
H1 2019
Clinical Site Preparation and FDA Approval to Launch
Launch and Completion
Topline Results

AV-101 for Neuropathic Pain


Journal of Pain
4.519

VistaGen® Therapeutics

UNMET MEDICAL NEED

At least 5% of U.S. population suffers from severe neuropathic pain; most treated with addictive opioids or marginally effective antidepressants and anticonvulsants

RATIONALE

NMDA receptor antagonists such as ketamine can improve neuropathic pain, but their risk/benefit ratio is too problematic to permit chronic, widespread use

EVIDENCE FOR AV-101

In recently published preclinical studies, AV-101 reduced neuropathic pain in four well-established models of pain with similar efficacy to gabapentin, but with a superior side effect profile[1]

NEXT STEP

Phase 2 study of AV-101 vs placebo in patients with neuropathic pain

1. Yaksh, T.L., et al. (2017). "Characterization of the Effects of L-4-Chlorokynurenine on Nociception in Rodents." The Journal of Pain 18: 1184-1196.

VistaGen® Therapeutics

AV-101 for Parkinson's disease levodopa-induced dyskinesia

UNMET MEDICAL NEED

Levodopa is the most effective treatment for Parkinson's disease (PD), but chronic levodopa therapy causes PD levodopa-induced dyskinesia (LID) in a significant number of cases

RATIONALE

Weak NMDA antagonists, such as amantadine, are approved for PD LID, but have significant side effects

EVIDENCE FOR AV-101

AV-101 reduced mean dyskinesia scores by 30% in Parkinsonian monkeys with LID, without affecting Parkinson's symptoms

NEXT STEP

Phase 2 study of AV-101 vs placebo in Parkinson's patients

Short Time Horizon to Potential Clinical Catalysts

VistaGen® Therapeutics

1H
Potential FDA Fast Track designation for AV-101 for MDD
✓ **Completed**

2H
FDA green light for AV-101 Phase 2 MDD adjunctive treatment study
✓ **Completed**

2017

1H
Launch AV-101 Phase 2 MDD adjunctive treatment study

1H/2H
NIMH completion of AV-101 Phase 2 MDD monotherapy study

2H
Completion of AV-101 Phase 2 MDD adjunctive treatment study

2018

1H
AV-101 Phase 2 MDD adjunctive treatment study topline results

2H
Launch AV-101 Phase 2 trial(s) for neuropathic pain and/or PD LID

2019

www.vistagen.com

VistaGen® Therapeutics

High-Value Peer/Pharma M&A Underscores Upside Potential

naurex INC
A NEUROPHARMACEUTICAL COMPANY

Rapastinel

- New generation antidepressant candidate
- Similar MOA to AV-101 (NMDAR/AMPA)
- Ketamine-like antidepressant effects, without ketamine's side effects
- **IV only**

Allergan

Acquired by Allergan after Phase 2

- **$571 million** in cash at closing
- **$1.0+ billion in** potential milestone payments

Preeminent CNS Clinical and Regulatory Advisors

VistaGen® Therapeutics

HARVARD UNIVERSITY

FDA

Baylor College of Medicine

Yale University

UC San Diego School of Medicine

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

www.vistagen.com

VistaGen® Therapeutics

Experienced Team Leading Execution



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

VistaGen Highlights

NASDAQ: VTGN

VistaGen Therapeutics

Clinical-stage, focused on depression, pain and PD LID

AV-101, oral new generation antidepressant; oral non-opioid alternative for neuropathic pain

Phase 2 for MDD in 2018; planning Phase 2 for pain and PD LID in 2019

Potentially transformative catalysts in 2018 and 2019

Strong support from NIH

Experienced team


www.vistagen.com
VistaGen®
Therapeutics
Company Contact:
Mark A. McPartland
VistaGen Therapeutics Inc.
Phone: +1 (650) 577-3606
Email: IR@VistaGen.com
Website: www.vistagen.com
Nasdaq: VTGN

DEVELOPING NEW GENERATION MEDICINES FOR DEPRESSION AND OTHER CNS DISORDERS